UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 18, 2019

ASHFORD INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	82-5237353
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 7.01     REGULATION FD DISCLOSURE
On January 18, 2019, Ashford Inc. (the “Company”)  held a webcast to discuss the Enhanced Return Funding Program Agreement and Amendment No. 1 to the Fifth Amended and Restated Advisory Agreement, dated January 15, 2019, among the Company, Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation and Ashford Hospitality Advisors LLC (the “ERFP Agreement”). A copy of the transcript of the webcast is attached hereto as Exhibit 99.1. The webcast can be accessed online at the Company’s website, www.ashfordinc.com, by clicking the “Investors” tab, or by visiting http://public.viavid.com/index.php?id=132816. On January 18, 2019, the Company filed a Form 8-K that included the ERFP Agreement, a press release and an investor presentation.

The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

The Company files annual, quarterly and current reports, proxy and information statements and other information with the SEC. INVESTORS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY.  These materials, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.ashfordinc.com, under the “Investors” tab, or by requesting them in writing or by telephone from the Company at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.

Safe Harbor for Forward-Looking Statements

Certain statements made in this Form 8-K, including all exhibits attached hereto, could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When the Company uses the words “will,” “may,” “anticipate,” “estimate,” “should,” “could,” “expect,” “believe,” “intend,” “potential,” or similar expressions, it intends to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the Company’s business and investment strategy, its understanding of its competition, current market trends and opportunities, projected operating results, and projected capital expenditures.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of the Company’s common stock; changes in the Company’s business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in the Company’s industry and the market in which it operates, interest rates or the general economy, and the degree and nature of the Company’s competition. These and other risk factors are more fully discussed in each company’s filings with the Securities and Exchange Commission.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
Exhibit Number         Description

99.1	Webcast Transcript of the Company, dated January 18, 2019

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 18, 2019

ASHFORD INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary